UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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ATLAS AIR WORLDWIDE HOLDINGS, INC.
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Shareholder Engagement Annual Meeting to be held on May 23, 2018

2017-2018 Updates

Executive Summary
3
Strategic initiatives implemented over the past few years, including Southern Air acquisition and Amazon agreement, have transformed the Company
New era of accelerated business growth and development that has and will continue to create significant value for shareholders
Record financial and operational performance in 2017 expected to continue throughout 2018
A New and
Transformative Era
for AAWW
Continued execution of multiyear shareholder outreach effort allowing shareholders to raise issues and provide feedback outside of the annual meeting cycle
In response to 2017 Say-on-Pay outcome, enhanced shareholder engagement with director participation andsignificant
involvement by Compensation Committee throughout process
Compensation Committee focused on seeking tangible feedback from shareholders to ensure responsiveness to shareholder concerns
Enhanced
Shareholder
Engagement and
Responsiveness
Over several years, ongoing review and refinement of Board, corporate governance and executive compensation practices to align with shareholder feedback and evolving best practices
Demonstrated willingness to continuously enhance practices, resulting in substantial changes over time
Long History of
Making Changes in
Response to
Shareholders
Recent, meaningful changes to Board leadership and composition demonstrate additional responsiveness to shareholder feedback on executive compensation and corporate governance
Significantly refreshed Board with half of all directors added in the last two years
New director nominees for 2018 closely reflect key topics of shareholder interest, including gender diversity and cybersecurity
Ongoing Changes to
Board Demonstrate
Additional
Responsiveness

ASIANA CARGO

CATHAY PACIFIC CARGO

DHL GLOBAL FORWARDING

NCA Nippon Cargo Airlines

ATLAS AIR WORLDWIDE

A New Era of Significant Business Growth and
Development at AAWW
Full-Year 2017 Performance Highlights
Strategic Highlights
Financial Highlights
Capitalizing on our strong market position and our focus on
express, e-commerce and fast-growing global markets
Volumes
increased 20% to 252,802 block hours
20%
Revenue
grew 17% to $2.16 billion
17%
Total direct contribution by our business segments
increased 15% to $422.6 million
15%
Adj. income from continuing operations, net of taxes,
grew 17% to $133.7 million
17%
Adj. EBITDA rose 12% to $428.6 million
12%
Over the past year, we have delivered record volumes, record revenue and robust earnings growth, reflecting the key strategic initiatives that we have put in place over many years and that have transformed our company, broadened our customer base, diversified our fleet and created significant shareholder value
4
Expanded
air
transport
services
provided
to
Amazon
Significant
progress
on
the
integration
of
Southern
Air
Entered several
key new customer
agreements

A Strong Start to 2018 for AAWW
Q1 2018 Performance Highlights
Revenue
1Q18
$590.0M
24%
Block Hours
21%
1Q18
66,495
Direct Contribution
39%
1Q18
$86.5M
Adj. EBITDA
47%
1Q18
$93.8M
Adj. Net Income
187%
1Q18
$23.8M
5
15.5%
-2.0%
3.2%
0.6%
AAWW
Dow Jones Transportation
Russell 2000
S&P 500
TSR Performance vs. Key Indices
1
Meaningful 2018 Year-to-Date TSR outperformance compared with key indices
Shareholder Value Creation
Source: Bloomberg

2018 Y-T-D data as of 07-May-2018 close

Our Board was not satisfied with the decline in support for
Say-on-Pay at the 2017 Annual Meeting
In response to the Say-on-Pay result, the Board and
Compensation Committee undertook an even more robust
shareholder engagement program
Our enhanced outreach program included:
The goal of this program was to promote direct
communication between shareholders and the Board and
to ensure effective responsiveness to the Say-on-Pay vote
outcome
We have engaged in extensive and ongoing shareholder outreach over the past seven years
In each of the last two years, we have targeted shareholders representing approximately 75% of our shares outstanding and held discussions with all interested shareholders, representing approximately 50% of shares outstanding
Engagement discussions have taken place throughout the year, offering investors the opportunity to ask questions and provide feedback outside of the annual meeting cycle
In response to the insights gained during these discussions, we have made significant recent changes to our governance and compensation practices
Shareholder Engagement Program Enhanced to
Ensure Responsiveness
6
AAWW’s
Shareholder Outreach and
Engagement Process
Twice a year, outreach to
holders of ~75% of
outstanding shares
...to communicate on key topics including:
Business Strategy and
Performance
Corporate Governance
Executive Compensation
Public Disclosures
...with shareholder input
reported back to the
relevant committees
and full Board
...and taken into consideration as the
Board contemplates
any changes to our corporate
governance and compensation
programs, communications and
disclosures
Ongoing Best-in-Class Shareholder Engagement Program
Enhanced Outreach in Response to 2017 Say-on-Pay
Participation by a member of the
Compensation Committee
in multiple in-person
and telephonic meetings with shareholders
Solicitation of shareholder feedback on specific
and tangible enhancements
to executive
compensation and corporate governance
practices
Holding of a number of extra Compensation
Committee meetings to determine a course of
action that would be directly responsive to this
feedback and the Say-on-Pay outcome
In response to our 2017 Say-on-Pay outcome, our Board and Compensation Committee undertook an enhanced shareholder engagement program, with the aim of ensuring that the changes made in response to shareholder engagement would be directly responsive to shareholder concerns

7
Compensation Program Design and Outcomes Reflect
Close Link Between Pay and Performance
Elements of Pay
Form
Link to Performance
Purpose
Base Salary
Cash
Fixed annual compensation
Attract and retain executive talent
Compensate executives for their responsibility, experience, sustained high performance and contributions to Company success
Annual Incentive
Cash
Adjusted
Net Income
(60%)
Drives
key
business,
operating
and
individual
results
on
an
annual
basis
(all
metrics)
Derived
from
our
annual
operating
plan
(Adjusted
Net
Income)
Strictly performance-based against measurable metrics; no payout guaranteed
Objective
on-time
customer
reliability
metrics
(20%)
Individual
performance
objectives
(20%)
Long-Term
Incentive
PSUs (25%)
and
Performance
Cash (25%)
Adjusted EBITDA Growth (50%)
Links NEO and long-term shareholder interests
Serves as a key retention tool and a strong long-term performance driver
Performance-based against measureable metrics; no payout guaranteed
Close
alignment to shareholder returns via a relative metric (TSR)
Specific
responsiveness
to
shareholder
feedback
and
recent
Say-on-Pay
outcomes
ROIC (50%)
Relative
TSR Modifier (for awards granted in
2018 and after)
RSUs (50%)
Alignment with shareholder returns
Multiyear long-term retention
Value tied to share price
Compensation Program Design that Emphasizes Pay for Performance Link
2017 Total CEO
Compensation Opportunity
2017 CEO’s Long-Term
Incentive Opportunity
Performance-Based
Compensation: 66.5%
Aligned with Long-Term
Success of the Company
Performance Long-
Term Incentives
66.5%
Significant Portion of CEO Compensation
Opportunity Performance-Based and/or At-Risk
We design our CEO’s compensation opportunity to be
largely performance-based and at-risk
66.5% of the maximum total CEO compensation
opportunity in 2017 was designed to be based on
attainment of performance metrics, including
approximately 43.5% in the form of long-term multiyear
opportunities and 23.0% in annual incentive opportunity
An additional 22.0% of compensation opportunity was
granted in the form of RSUs with four-year vesting,
resulting in
88.5% of CEO compensation opportunity
being at-risk
Annual
Incentive
23.0%
Base Salary
11.5%
Long-Term
Incentive RSUs
22.0
Performance
Long-Term
Incentives
43.5%
RSUs
33.5%

Topic
What We Heard During Engagement
What We Did Since the 2017 Annual
Meeting
Change-in-Control
Provisions
Strong
preference for strict double-trigger awards
Requested clarification on context around
payments to CEO relating to Amazon transaction
Transition to strict double-trigger standard for all awards, requiring actual separation from service for second trigger
Confirmed that CEO received no incremental change-in-
control
payments in 2016
and no LTI payments in 2017 (as
a result of 2016 acceleration)
Performance
Metrics
Under LTI
Strong support for the addition of a relative
performance metric under
the LTI program
Addition of relative TSR performance measure to LTI
awards to further strengthen pay-for-performance link
Target-Setting
Disclosure
Under
LTI
Sought a better understanding of the target-setting
process for LTI performance
goals
Understand concerns about providing long-term
guidance
Enhanced disclosure regarding target-setting process for
LTI performance goals
Share Ownership
Guidelines
Supportive of further enhancement to CEO stock
ownership guidelines, recognizing that existing
guideline was “on-market”
Increased CEO stock ownership guidelines to 6x base
salary to further align CEO interests with those of
shareholders
Board Composition
and
Refreshment
Inquiries regarding the Board’s thinking
around
gender diversity, annual evaluation process,
director succession planning, and Committee
refreshment and rotation
Nominated two new directors to the Board in 2018, with a
focus on gender diversity, cybersecurity and banking/finance skills
Rotated
Chairman of the Board and of the Nominating &
Governance Committee
Peer Group
Understood the unique
characteristics of AAWW’s
business model and growth profile and the need for
continued refinement of the peer group
Made revisions to the peer group to reflect appropriate
comparators for our evolving global business
8
Changes in Response to Shareholder Feedback and
2017 Say-on-Pay Outcome
To address the recent Say-on-Pay outcomes, the Board made changes to our executive compensation practices and
Board composition that directly responded to the specific and tangible feedback sought from shareholders and closely aligned with the topics shareholders identified as most important
1
2
3

Long History of Making Significant Changes in
Response to Shareholder Feedback
Increased the weight of corporate performance
goals from 50% to 60% in determining compensation
of our NEOs under the AIP
Enhanced disclosure to clarify rigor of performance
goals under the AIP
Formalized existing practice of granting equity
awards subject to vesting periods greater than one
year by adding minimum vesting language to 2016 Plan
Engaged a new independent compensation
consultant, Pay Governance
Reduced CEO LTI award opportunity from 4.75
multiple of salary to 3.75 multiple of salary to be better
aligned with peer group levels
Revised CEO LTI award target grant level to
approximate median of peers
Executive Compensation
Additional Board refreshment including one new
director added in 2017 and two new directors added in
2016
Adopted limits on Director service on other boards
in keeping with market best practices and investor input
regarding a board’s time commitment
Added proxy access provisions
to our by-laws
Added enhanced disclosure of our environmental,
social and governance policies
Adopted majority voting to elect Directors in
uncontested elections
Board of Directors
Corporate Governance
2016 to 2017
Prior to 2016
2016 to 2017
2016 to 2017
Prior to 2016
Over the past few years, the Board has been vigilant in its ongoing review and refinement of our corporate governance and executive compensation structures, to ensure that they continue to respond to the concerns of shareholders and protect shareholder interests

Ongoing Enhancements to the Board of Directors In
Response to Shareholder Feedback
New Directors Added Since 2016
John K. Wulff
Director since 2016
Bobby J. Griffin
Director since 2016
Charles F. Bolden, Jr.
Director since 2017
Jane H. Lute
Sheila A. Stamps
President and CEO of SICPA North
America
Special Advisor to the Secretary-
General of the United Nations
Formerly Deputy Secretary for the
US Department of Homeland
Security
Significant technology and
cybersecurity experience
Previously EVP at Dreambuilder
Investments
Formerly Director of Pension
Investments and Cash
Management at New York State
Common Retirement Fund
Held senior positions with Bank of
America and Bank One (now J.P.
Morgan Chase)
Significant banking and finance
experience
New Director Nominees for 2018
Significant Board Refreshment
In May 2017, the independent directors
elected Robert F. Agnew as the new
independent Chairman of the Board
Following the 2017 Annual Meeting, the
Board appointed a new Chair of the
Nominating and Governance Committee
The Board continues to review Committee
leadership structures to identify
opportunities for enhancement
Continuing Board Leadership Changes
Since the 2017 Annual Meeting, the Board
rotated the membership of all three of the
Audit, Compensation and Nominating and
Governance Committee
The Board will continue to refresh the
membership of these Committees as new
directors are added to the Board
Committee Membership Rotation
Since 2016, we have made significant efforts to refresh the leadership and composition of our Board, adding five independent directors bringing new and diverse perspectives, and rotating key leadership positions
Average tenure has decreased from 8 years to approximately 6 years

Highly Qualified, Engaged and Refreshed
Board of Directors
Significantly enhanced Board of Directors, consisting of 10 diverse and engaged director nominees with deep industry and subject-matter expertise that enables them to provide strong leadership and protect shareholder interests
Robert F. Agnew
Independent Chairman
President and CEO, Morten Beyer & Agnew
Committees: Nominating and Governance
Timothy J. Bernlohr
Independent Director
Founder and managing member, TJB
Management Consulting
Committees: Audit (Chair); Nominating and Governance
Charles F. Bolden, Jr.
Independent Director
Former Administrator of the National Aeronautics and
Space Administration (NASA)
Committees: Audit
William J. Flynn
President and CEO
Former
President
and
CEO,
GeoLogistics
Corporation
Committees: None
Bobby J. Griffin
Independent Director
Former President, International Operations, Ryder
System.  Director of Hanesbrands, Inc.
Committees: Compensation; Nominating and
Governance
Carol B. Hallett
Independent Director
Of counsel, U.S. Chamber of Commerce, Former U.S.
Ambassador to the Bahamas
Committees: Compensation (Chair); Nominating and Governance
Duncan J. McNabb
Independent Director
Former Commander, Unites States Air Mobility Command
and USTRANSCOM
Committees: Nominating and Governance (Chair); Audit
John K. Wulff
Independent Director
Former CFO, Union Carbide, Former Chairman, Hercules
Incorporated and member of the Financial Accounting
Standards Board
Committees: Audit; Compensation
11
Skills & Qualifications
No. of
Directors
Strategic
Planning
Global Operations
Public Company Board Experience
Corporate Governance
Current or Previous Senior Executive
Experience
Legal, Regulatory & Government Affairs
Transportation & Security
Military Affairs
Supply Chain & Procurement
Civil & Governmental Aviation
Finance, Accounting & Risk Management
Mergers & Acquisitions
Capital Structure
International Trade
Sales & Marketing
Cybersecurity
&
Information
Technology
10
8
8
7
7
7
7
6
6
5
5
5
4
4
Jane H. Lute
Independent Director
President and CEO, SICPA North America, Special Advisor
to the Secretary-General of the United Nations
Sheila A. Stamps
Independent Director
Former
Executive
Vice
President,
Dreambuilder
Investments
4
1
Board Skills & Qualifications
Director Tenure
Gender and Ethnic Diversity
6-13
years
4 directors
14 years
1 director
0-2 years
5 directors
Other
board
members
50%
Diverse
board
members
50%

Environmental	✓	
	✓	
	✓	
	✓	
	✓	
	✓	
	✓	
	✓	
Social	✓	
	✓	
	✓	
	✓	
	✓	

ATLAS AIR WORLDWIDE

Focused on Sustainability Initiatives and Reporting
Environmental & Social Policies
We are dedicated to serving our customers and the communities in which we operate
Fulfilling this commitment dictates that we build a vibrant, innovative organization that satisfies our customers’
needs and delivers value to our shareholders
In 2017, we added enhanced disclosure regarding our environmental, social and governance policies
Setting groundwork to participate in CORSIA,
the global carbon emissions program governing international flying starting on January 1, 2021
Current fleet consists primarily of modern aircraft that are superior in terms of fuel efficiency, range, noise, capacity and loading capabilities
747-8F aircraft are approximately 15% more fuel-efficient than our 400s, which translates into approximately 15% lower carbon dioxide emissions;
they are also 30% less noisy
Conserve fuel wherever possible
through our FuelWise
fuel-management information system,
which uses our data to analyze fuel consumption
performance, enabling us to track fuel-burn rates more accurately and efficiently and to identify additional opportunities to conserve fuel
Work with our customers to plan routes that are more fuel-efficient
Participate in industry and governmental initiatives to optimize air traffic management systems, where advances could result in substantial reductions in fuel use and emissions and fewer interruptions at airports
Prohibition
on acceptance of shipments containing items covered by illegal wildlife trafficking laws
Strong record on the ground, with no significant spills of fuel, de-icing fluids or other liquids
We have affirmative action plans in place to ensure that qualified applicants and employees are receiving an equal opportunity for recruitment, selection, advancement
and every other term and privilege associated with employment at AAWW
We have a “zero tolerance” policy for harassment, discrimination or retaliation of any kind in the workplace
We maintain a formal policy against human trafficking
Health and safety of our employees, particularly our crewmembers, is of paramount importance, and our health and safety track record reflects this commitment
Provide
cost-free charter flights for disaster relief and encourage our employees to support disaster relief and related activities

Additional Information

AAWW –
Key Takeaways
Shaping a Powerful Future
New era of significant business growth and development
Fundamental change in markets served
Strategic long-term relationship with Amazon
Southern Air acquisition
Capitalizing on initiatives to drive:
Value and benefit for customers and investors
Key new customer agreements
including
Asiana Cargo, Cathay Pacific Cargo, Nippon Cargo
Airlines, DHL Global Forwarding and FedEx
Strong foundation for
earnings and cash flow

Long-Term Strategic Relationship with Amazon
Strategic
Relationship
Highly
Complementary
Alignment of
Interests
20 aircraft expected to be placed in service by the end of 2018
10-year dry leases, 7-
to 10-year CMI agreements
12 aircraft currently in service
Expands 767 fleet
Further broadens an already diverse AAWW fleet
Amazon granted rights to acquire AAWW equity
Strengthens long-term relationship and value
Supporting fast deliveries for Amazon’s customers
Agreement provides for future growth opportunities
Earnings and cash flow contributions to ramp up as aircraft enter service
Net leverage ratio expected to decrease over time
15
E-Commerce Growth
Meaningfully
Accretive
Estimated
Amazon
Service
Adjusted Income from Continuing
Operations Accretion Over
Time
2017
2018
2019
2020
Estimated
Amazon
Service
Cash Flows Over
Time
2017
2018
2019
2020
Estimated
Amazon
Service
Net  Leverage Ratio Impact Over
Time
2017
2018
2019
2020
Including our agreement with Amazon, we are moving more deeply into faster-growing express and e-commerce markets
Today, more than 70% of our freighters operate for customers in these markets, and that focus will continue as we ramp up from 12 aircraft for Amazon currently to an expected 20 by the end of 2018
Transaction Overview

Southern Air Acquisition
Strategically Compelling
Highly Complementary
All-Cash, Debt-Free
Immediately Accretive
Foundation for Growth
Premier provider of intercontinental and domestic CMI services
Expands platform into 777 and 737 operations
Provides access to broadest array of aircraft and operating services
All-cash, debt-free transaction valued at ~$105.8 million
Completed April 7, 2016
Immediately accretive to earnings
Adjusted EBITDA/net income margins in line with AAWW’s
Adding ~$100 million in annualized revenues
Drives greater diversification, scale and global footprint
Provides solid foundation for additional growth
The acquisition of Southern Air has made AAWW a more diversified and profitable company, offering customers access to a wide array of modern, efficient aircraft
The first full-year contribution from Southern Air in 2017 drove higher earnings growth

Transaction Overview

Aviation 100

Corporate Secretary
GOVERNANCE - RISK - COMPLIANCE

NYSE Governance Services
GOVERNANCE, RISK AND COMPLIANCE
LEADERSHIP AWARDS 2015
FINALIST

ATLAS AIR WORLDWIDE

Aviation News Awards, 2017
–
Winner for Freighter Financing Transaction of the Year
Corporate Secretary Governance Awards, 2017
–
Nominee
for
Best
Shareholder
Engagement
(Small-
to
Mid-Cap)
–
Nominee
for
Best
Overall
Compliance
&
Ethics
Program
(Small-
to
Mid-Cap)
–
Nominee
for
Corporate
Governance
Team
of
the
Year
(Small-
to
Mid-Cap)
NYSE Governance Services Leadership Awards, 2016
–
Winner
for
Exemplary
Shareholder
Engagement
–
Finalist
for
Exemplary
CD&A
Corporate Secretary Governance Awards, 2016
–
Winner
for
Governance
Professional
of
the
Year
(Small-
to
Mid-Cap)
–
Finalist
for
Best
Overall
Compliance
&
Ethics
Program
(Small-
to
Mid-Cap)
–
Finalist
for
Corporate
Governance
Team
of
the
Year
(Small-
to
Mid-Cap)
Aviation News Awards, 2016
–
Winner
for
Airline
Management
Team
of
the
Year
Corporate Secretary Governance Awards, 2015
–
Finalist
for
Best
Overall
Compliance
&
Ethics
Program
(Small-
to
Mid-Cap)
–
Finalist
for
Governance
Professional
of
the
Year
(Small-
to
Mid-Cap)
–
Finalist
for
Best
Shareholder
Engagement
NYSE Governance Services Leadership Awards, 2015
–
Finalist
for
Best
Corporate
Governance
Team
of
the
Year
(Small-
to
Mid-Cap)
–
Finalist for Exemplary Shareholder Engagement
Industry Leader Recognized for Best-in-Class
Corporate Governance

Total
Global
Airfreight
Tonnage:
ICAO
2013
–
2014,
IATA
2015
–
2018F
(IATA
–
December
2017)
International Global Airfreight: Annual Growth
49.5
51.5
52.8
54.9
59.9
62.5
40
45
50
55
60
65
2013
2014
2015
2016
2017E
2018F
Total Global Airfreight Tonnage Growing from Record Levels
Freight Tonnes
(Millions)
1.4%
4.0%
2.5%
4.0%
9.1%
4.3%

ANC
PAE
SEA
ONT
LAX
DFW
IAB
IAH
ORD
JFK
ABE
CVG
CHS
MIA
HNL
GDL
MEX
BOG
UIO
MAO
LIM
VCP
SCL
EZE
LAD
EMA
AMS
LGG
STN
LUX
FRA
LEJ
MXP
MAD
TAR
IST
TSE
TAS
FRU
ALA
BAH
SHJ
DEL
SZX
HKG
ICN
PVG
TPE
NRT
NGO
BKK
SIN
MEL
SYD

Global Operating Network – 2017 252,802 Total Block Hours Operated in 2017 48,983 Flights 422 Airports in 103 Countries 790 Charters Completed 80+ Unique Customers 19

BOEING
F1 Formula 1
DEPARTMENT OF DEFENSE · UNITED STATES OF AMERICA
INDITEX

PANALPINA
chapman freeborn
The Global Aircraft Charter Specialists
ACS
DHL GLOBAL FORWARDING
DB SCHENKER
KUEHNE+NAGEL

AeroLogic
NCA
Nippon Cargo Airlines
CATHAY PACIFIC CARGO
ASIANA AIRLINES
Emirates
SonAir
QANTAS FREIGHT

DHL EXPRESS
FedEx Express
ups

ATLAS AIR WORLDWIDE

Our Customers Reflect Our Focus on Quality
Long-term, profitable relationships
Resilient business model and predictable revenues
Shippers
Forwarders / Brokers
Express
Airlines
Expanded portfolio of growth-oriented market leaders
Covering the entire air cargo supply chain
High degree of customer integration
Focused on continuous development and growth
Long-term contractual commitments
Our Strengths
… and Amazon

AAWW – Executing Strategic Plan 21 Thought Leadership Service Quality Solid Financial Structure Leading Assets Global Scale & Scope Diversified Mix Transformed Business

747
ATLAS AIR
ATLAS AIR
DREAMLIFTER

777
SOUTHERN AIR
DHL

767
DHL
ATLAS AIR
DHL

737
DHL
TITAN

ATLAS AIR WORLDWIDE

* Includes to-be-converted aircraft
Our Current Fleet –
April 2018
11 Boeing 777s
5
CMI 777Fs
6
Titan 777Fs
7 Boeing 737s
5
737-400Fs
1
737-300F Titan
1
737-800 passenger Titan
41 Boeing 767/757s
35
767-200/300Fs*
5
767-200/300 passenger
1
757-200 freighter Titan
Total Fleet: 106      Operating Fleet: 97
…More
than 100 aircraft
…Heading to over
40 B767s
…More
than 100 aircraft
…Heading to over
40 B767s
47 Boeing 747s
10
747-8Fs
29
747-400Fs
4
747-400 passenger
4
Boeing Large Cargo Freighters
(LCFs)

Fleet Size and Net Leverage Ratio
Growing and diversifying fleet and managing leverage
* See Non-GAAP reconciliation
78
79
82
84
88
91
98
99
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Fleet Size
5.4x
5.3x
4.8x
4.9x
4.9x
5x
4.8x
4.9x
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Net Leverage Ratio*
3.0x
3.5x
4.0x
4.5x
5.0x
1Q18
4Q19
Estimated Net Leverage Ratio Trend
Based on estimates of fleet growth, placement dates and financing plans

2018 Objectives

Achieve earnings goals
Deliver superior service quality
Maximize
business opportunities
Implement Amazon
service
Continue Southern Air integration
Realize Continuous Improvement
In other words…
Continued Growth and Innovation

Capital Allocation Strategy

Balance sheet maintenance
Business investment
Share repurchases
2015-2017 actions:
Acquiring/converting 20 767-300s for
Amazon agreements
Acquired Southern Air
Refinanced high-cost 747-400 EETC debt and
higher-cost 747-8F term loans
Acquired 10
th
747-8F
Acquired two 767s for Dry Leasing; also operating
them in CMI
Acquired 4th 767 for AMC passenger service
Focused on maintaining healthy cash position
Repurchased >10% of outstanding stock since 2013
Remaining authority for up to $25 million

Reconciliation to Non-GAAP Measures
(In $Millions)
1Q18
4Q17
3Q17
2Q17
1Q17
4Q16
3Q16
2Q16
Face Value of Debt
$   2,416.6
$   2,378.8
$   2,259.8
$   2,307.2
$   2,068.1
$   1,943.4
$   1,967.7
$   2,001.7
Plus: Present Value of Operating
Leases
709.7
656.6
681.9
661.0
678.6
749.9
774.7
799.4
Total Debt
3,126.2
3,035.4
2,941.8
2,968.2
2,746.7
2,693.2
2,742.4
2,801.1
Less: Cash and Equivalents
$     130.4
$     291.9
$     176.3
$     282.7
$     118.9
$     138.3
$     115.6
$     168.3
Less: EETC Asset
27.8
29.0
29.9
30.9
31.9
32.3
34.8
35.8
LTM EBITDAR
$     603.0
$     570.4
$     546.8
$     543.1
$     525.6
$     526.0
$     485.9
$     484.7
Net Leverage Ratio
4.9x
4.8x
5.0x
4.9x
4.9x
4.8x
5.3x
5.4x
EBITDAR: Earnings before interest, taxes, depreciation, amortization, aircraft rent expense, U.S. Tax Cuts and Jobs Act special bonus, noncash interest expenses and income, net, gain on disposal of aircraft, special charge, costs associated with transactions, accrual for legal matters and professional fees, charges associated with refinancing debt, and unrealized loss (gain) on financial instruments, as applicable

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995
that reflect Atlas Air Worldwide Holdings, Inc.’s (“AAWW”) current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries that may cause actual results to be materially different from any future results, express or implied, in such forward-looking statements.
For
additional
information,
we
refer
you
to
the
risk
factors
set
forth
in
the
documents
filed
by
AAWW
with
the
Securities
and
Exchange
Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.
AAWW assumes no obligation to update the statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such estimates, other than as required by law.
To supplement our financial statements presented in accordance with U.S. GAAP, we oftentimes present certain non-GAAP financial measures to assist in the evaluation of our business performance. Our management uses these non-GAAP financial measures in assessing the performance of the AAWW’s ongoing operations and in planning and forecasting future periods. We believe that these adjusted measures, when considered together with the corresponding U.S. GAAP financial measures and the reconciliations to those measures, provide meaningful information to assist investors and analysts in understanding our financial results and assessing our prospects for future performance.
You can find our presentations on the most directly comparable U.S. GAAP financial measures calculated in accordance with accounting
principles
generally
accepted
in
the
United
States
and
our
reconciliations
in
our
earnings
releases
dated
February
22,
2018
and
May
3,
2018,
which
are
posted
on
our
Web
site
at
www.atlasair.com.
Safe Harbor